EXHIBIT 21.1

                    LNR PROPERTY CORPORATION AND SUBSIDIARIES

COMPANY NAME                                  STATE OF INCORPORATION
------------                                  ----------------------

LNR PROPERTY CORPORATION                        Delaware

SUBSIDIARIES:
------------

Alexandria LP, Inc.                             Florida

Atlantic Holdings, Inc.                         Louisiana

Aurora LP, Inc.                                 Colorado

Bert L. Smokler & Company                       Delaware

DCA Homes, Inc.                                 Florida

DCA Management Corporation                      Florida

Devco Shopping Centers, Inc.                    Florida

Dreyfus Interstate Development Corp., The       Delaware

Everett LP, Inc.                                Massachusetts

H. Miller & Sons Inc.                           Florida

LC Financial Corporation                        Florida

LCP-II Holdings, Inc.                           Florida

Leisure Communities Management, Inc.            Florida

Len Acquisition Corporation                     Florida

Lennar Affiliate Purchaser Corporation          Florida

Lennar Beverly Holdings, Inc.                   Nevada

Lennar Business Holdings, Inc.                  Florida

Lennar California Partners, Inc.                California

Lennar Capital Corporation                      Florida

Lennar-Carson, Inc.                             Delaware

Lennar Central Holdings, Inc.                   Florida

Lennar CGA Holdings, Inc.                       Delaware

Lennar Commercial Properties, Inc.              Florida

Lennar Communications, Inc.                     Florida

Lennar Corporate Center, Inc.                   Florida

Lennar Domestic Holdings, Inc.                  Florida

LNR PROPERTY CORPORATION AND
SUBSIDIARIES, continued

SUBSIDIARIES                                   STATE OF INCORPORATION
------------                                   ----------------------

Lennar Eastern Holdings, Inc.                   Florida

Lennar Financial Services, Inc.                 Florida

Lennar Florida Holdings, Inc.                   Florida

Lennar Funding Corporation                      Florida

Lennar Gateway Center Holdings, Inc.            Massachusetts

Lennar Georgia Partners, Inc.                   Georgia

Lennar Kearny Holdings, Inc.                    Nevada

Lennar L.W. Assets, Inc.                        Florida

Lennar Legend Oaks Holdings, Inc.               Colorado

Lennar LW Nevada Assets, Inc.                   Nevada

Lennar Marietta Holdings, Inc.                  Georgia

Lennar Mayfair Holdings, Inc.                   Florida

Lennar Metro Holdings, Inc.                     Florida

Lennar Mortgage Holdings Corporation            Florida

Lennar Mortgage Holdings I, Inc.                Florida

Lennar MSW-II Holdings, Inc.                    Florida

Lennar Northeast Holdings, Inc.                 Florida

Lennar Pacific Holdings, Inc.                   California

Lennar Park Center III Holdings, Inc.           Virginia

Lennar Park J.V., Inc.                          Florida

Lennar Partners, Inc.                           Florida

Lennar Partners of California, Inc.             California

Lennar Partners of Los Angeles, Inc.            California

Lennar Qualified Affiliate II Corporation       Florida

Lennar Real Estate Holdings, Inc.               Florida

Lennar Rockland Holdings, Inc.                  Florida

Lennar Rolling Ridge, Inc.                      California

Lennar Seaboard Holdings, Inc.                  Florida

LNR PROPERTY CORPORATION AND
SUBSIDIARIES, continued

SUBSIDIARIES                                   STATE OF INCORPORATION
------------                                   ----------------------

Lennar Securities Holdings, Inc.                Delaware

Lennar Texas Properties, Inc.                   Texas

Lennar Transamerica Holdings, Inc.              Florida

Lennar U.S. Holdings, Inc.                      Florida

Lennar Wilshire Holdings, Inc.                  Nevada

Lennar-Corry, Inc.                              Florida

LFH SUB I, Inc.                                 Florida

LGP-II Holdings, Inc.                           Florida

LNR Land Partners Sub, Inc.                     Delaware

Midwest Management Company, Inc.                Michigan

Miller's Plantation Development Company         Florida

MSWH Sub I, Inc.                                Florida

Nevada Financial Holdings Corporation           Delaware

Nevada Securities Holdings, Inc.                Nevada

Parkview at Pembroke Pointe, Inc.               Florida

South Dade Utilities, Inc.                      Florida

Springs Development Corporation                 Florida

Tall Manufacturing, Inc.                        Delaware

Universal American Realty Corporation           Delaware

Vista del Lago Apartments, Inc.                 Florida

West Coast Mortgage Holdings, Inc.              Florida

Western Funding Holdings Corporation            Nevada

                                       3